Exhibit 99.1

                               [GRAPHIC OMITTED]

                            SELIGMAN NEW TECHNOLOGIES
                                     FUND II

                                Quarterly Booklet

                                   MARCH 2005

This material is authorized for use only in the case of a prior or concurrent delivery of the offering prospectus for Seligman New Technologies Fund II. Prospectuses contain more complete information, including expenses, fees, and additional risks. The Seligman New Technologies Fund II is closed to new investment. This material is not an offer, or a solicitation of an offer, to purchase any securities or other financial instruments, and should not be so construed. For the most recent available performance of the Fund, please go to www.seligman.com or contact your financial advisor or call Seligman Advisors, Inc. at 800-221-2783.

The Seligman New Technologies Fund II is a closed-end fund and shareholders are not able to redeem their shares on a daily basis. For more information about the limited liquidity available, please consult the offering prospectus.

Please keep in mind there is no guarantee as to the accuracy of market forecasts contained herein. Opinions, estimates and forecasts may be changed without notice. Past performance is not a guarantee of future results.

SELIGMAN NEW TECHNOLOGIES FUND II
--------------------------------------------------------------------------------

      I.    PORTFOLIO MANAGER COMMENTARY

      II.   TOP PRIVATE HOLDINGS PROFILES

      III.  PERFORMANCE AND PORTFOLIO ANALYSIS

      IV.   INVESTMENT GROUP


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

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                        --------------------------------

                                PORTFOLIO MANAGER
                                   COMMENTARY

                        --------------------------------

--------------------------------------------------------------------------------

SELIGMAN NEW TECHNOLOGIES FUND II
--------------------------------------------------------------------------------

      Manager Commentary
      --------------------------------------------------------------------------

      Public Technology Market Analysis

      In 2005, the economy continues to slowly improve and we expect to see a gradual Information Technology recovery. Over the last few quarters, technology markets have been driven by consumer and small- and mid-sized company spending. We have not yet seen larger enterprise customers pick up their spending. They continue to wait for stronger signs that the economic recovery is sustainable, as well as an improvement in their own business fundamentals.

      We believe that the current technology cycle will be modest compared to the previous technology cycle. As the industry continues to mature, technology spending will likely more closely mirror the fluctuations in the economy. In the past we have had strong drivers for technology spending, such enterprise application upgrades, Y2K remediation, Windows operating system upgrade cycles, and digital handset upgrade cycles. Over the next twelve months, we see several positive incremental growth drivers but no one dominant product, service, or trend that will rekindle broad-based industry growth.

      These incremental drivers include the next generation of video game consoles, the shift from desktop PCs to laptops, color screens and cameras going into cell phones, increased penetration of broadband to the home, security software spending, and the continued shift of advertising dollars from print and TV to online. We expect that enterprise IT budgets will grow in the low- to mid-single digits in 2005, as compared to the 9% and 12% growth respectively we saw in 1999 and 2000.*

      Overall, we continue to focus our investment primarily on software companies and, in general, are not optimistic about hardware and hardware related sectors.

      We are still cautious on semiconductors and semiconductor capital equipment; however we believe companies with exposure to notebook PCs have become more attractive recently. Our caution is derived from the continued capital expenditure cuts in the telecommunications industry and, despite strong unit growth, the difficult pricing environment in the wireless handset market.

      * Source: The Gartner Group

      Private Technology Market Analysis

      If you were to use merger activity as the only measure, the first quarter of 2005 would have seemed quite favorable for venture capital liquidity events. The number of deals was down, year-over-year, but the total dollar value grew dramatically. We have found that mergers, however, tend to lag the stock market, and technology stocks have not been trading particularly well this year.

      The poor public technology market climate has already caused the other main liquidity avenue, initial public offerings, to narrow somewhat recently. Both the average amount raised and the average pre-money IPO valuations were down significantly for the quarter ended March 31.

      More significantly, there is still a significant overhang of capital committed to venture funds that has yet to be invested. We therefore do not expect to see any near term reversal of the trends that have hampered the venture capital markets - excessive valuations for the best late stage venture companies and the general overcrowding that comes from too much money chasing too many deals.

      Venture Capital Pricing Policy

      J. & W. Seligman & Co. Incorporated (the "Manager") will change the fair value of a security in the portfolio based on an analysis of the information available to it. In particular, in determining fair value, the Manager places great emphasis on the financial and business condition of the venture capital companies relative to their respective business plans. In addition to changes resulting from analysis of the venture capital company's success in meeting its model, the Manager will review the fair value of a security when the Manager becomes aware of new information (whether internal or external to the venture capital company) affecting the venture capital company's ability to generate shareholder value.


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--------------------------------------------------------------------------------

                        --------------------------------

                                   TOP PRIVATE
                                HOLDINGS PROFILES

                        --------------------------------

--------------------------------------------------------------------------------

SELIGMAN NEW TECHNOLOGIES FUND II
--------------------------------------------------------------------------------

      Top 10 Private Holdings (as of 3/31/05)
      --------------------------------------------------------------------------

                                  ----------------------------------------------
                                  Headquarters: Herndon, VA
      Cybertrust, Inc.            Founded: 2004
      --------------------------  www.cybertrust.com
                                  Industry/Sector: Digital Enabling Technologies
                                  ----------------------------------------------

      Company Description:

            Cybertrust is a provider of information security technologies and services to Global 2000 companies and governments. Cybertrust is a large privately held security firm in the digital enabling technologies market, and has been delivering information security to its customers, partners, and the information security industry for the past 15 years. Cybertrust provides customers with tools to track threats, find security gaps, improve protection and enhance procedures.

                                  ----------------------------------------------
                                  Headquarters: Lexington, MA
      MarketSoft Corporation      Founded: 1998
      --------------------------  www.marketsoft.com
                                  Industry/Sector: Digital Enabling Technologies
                                  ----------------------------------------------

      Company Description:

            MarketSoft provides solutions that potentially drive new sources of revenue by connecting marketing activity with sales results. MarketSoft offers vertical industry solutions to help companies better acquire, cross sell, and retain customers. These solutions are built on a distributed architecture specifically designed for the extended enterprise and an award-winning product platform that potentially increases marketing effectiveness, reduces operating costs, accelerates revenue conversion, and improves visibility across organizational boundaries.

            MarketSoft facilitates potential revenue growth by organizing and automating the business processes between Marketing, Customer Service, Sales, business lines and delivery channels according to each of their customer's business rules.

            MarketSoft's acquisition, cross sell and retention solutions are built upon a DemandMore* Revenue(TM) suite and powered by their distributed rules engine platform.

            MarketSoft clients employ the DemandMore*Revenue(TM) suite as a complete revenue process management solution for customer acquisition, cross sell, and retention.

                                  ----------------------------------------------
                                  Headquarters: San Jose, CA
      Nextest Systems Corp.       Founded: 1997
      --------------------------  www.nextest.com
                                  Industry/Sector: Other
                                  ----------------------------------------------

      Company Description:

            Nextest Systems Corporation is a low-cost provider in the design and manufacturing of Automatic Test Equipment for non-volatile memory, micro-controllers, ASIC and system-on-a-chip semiconductors. The Company's products address the demand for increased speeds, reliability, functionality and capacity, while potentially reducing time to market and the cost of test.

            Nextest Systems' research and development, marketing, worldwide sales, customer support, and manufacturing are located in San Jose, California. The Company addresses its customer base with a combination of direct sales efforts augmented by use of manufacturer's representatives. Manufacturing is extensively subcontracted to outside suppliers, providing Nextest with the production capacity and flexibility to handle customer requirements.

                                  ----------------------------------------------
                                  Headquarters: Newton Center, MA
      GrandBanks Capital          Founded: 2000
      --------------------------  www.grandbankscapital.com
                                  Industry/Sector: Fund of Funds
                                  ----------------------------------------------

      Company Description:

            GrandBanks Capital (GBC) was co-founded and sponsored by SOFTBANK Corp. and Mobius Venture Capital (formerly SOFTBANK Venture Capital) to support their early-stage investment activities on the east coast of the United States. With headquarters outside Boston and an office in New York City, GBC possesses extensive experience in information technology, Internet and communications, media and financial services, and semiconductor technologies, having funded and managed many companies.

            GrandBanks Capital invests in early stage companies located primarily in the eastern part of the United States and operating principally in the areas of Internet infrastructure, software and software services, security and storage applications, media technologies and services, financial technologies and services, and wireless technologies and services.

Company descriptions are taken from the Company's web site. Neither Seligman nor its affiliates make any representation regarding the truth or accuracy of those descriptions.


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SELIGMAN NEW TECHNOLOGIES FUND II
--------------------------------------------------------------------------------

                                  ----------------------------------------------
                                  Headquarters: London, United Kingdom
      Tower Gate PLC              Founded: 2000
      --------------------------  www.tower-gate.com
                                  Industry/Sector: Fund of Funds
                                  ----------------------------------------------

      Company Description:

            Tower Gate PLC is an independent, specialist investment bank that provides advisory, private equity and investment services to a growing client base of institutions, corporates, entrepreneurs and high net worth individuals.

            The Tower Gate team combines a variety of backgrounds with first hand entrepreneurial experience.

            Although the Company is active across many sectors and disciplines, their core strengths lie in:

            o Corporate Finance - advice on private placings, institutional fund raising, mergers, acquisitions, divestitures, management buy outs (MBOs), management buy ins (MBIs), and turnarounds.

            o Private Equity - providing advice to both institutions and individuals investing in the venture capital asset class both in the primary and secondary markets.

            o Investment - investing funds into high risk opportunities that offer potential for significant returns such as company creations and distressed company situations.

            o Fund Management - managing portfolios on behalf of institutions and individuals.

            Tower Gate also owns far blue, a company that specializes in intellectual property exploitation and early stage advisory services and investment.

                                  ----------------------------------------------
      Asia Internet Capital       Headquarters: Hong Kong, China
      Ventures, L.P.              Founded: 1999
      --------------------------  Industry/Sector: Fund of Funds
                                  ----------------------------------------------

      Company Description:

            Asia Internet Capital Ventures L.P. ("AICV") is a venture capital fund organized under Delaware law. It was established in September 1999 and is focused on eLogistics, Multimedia, Technology and financial services in Asia. Professionals at the company believe that the future of the Greater China Region (China, Taiwan and Hong
            Kong) will be positive, especially taking into account the long-term growth opportunities associated with China's entry to the WTO.

                                  ----------------------------------------------
                                  Headquarters: Fort Lauderdale, FL
      GMP Companies, Inc.         Founded: 1999
      --------------------------  www.gmpcompanies.com
                                  Industry/Sector: Other -- Medical Technologies
                                  ----------------------------------------------

      Company Description:

            GMP Companies, Inc. is a global healthcare company that seeks to acquire, develop and commercialize medical technologies. These technologies are typically licensed from academic medical centers, individual inventors, research institutions and partner companies. Through the Company's two areas of focus, medical technology and biotechnology, it is developing and commercializing various medical products relating to the treatment and care of patients with medical conditions including diabetes, glaucoma, genetic diseases, cardiovascular diseases, cancer, immunologic diseases and neurologic disorders.

            The Company has established a fully integrated infrastructure that offers each business unit a direct connection to resources and expertise that spans medicine, science, engineering, law, business and more. The Company's approach reduces the organizational, administrative and financial burdens on individual business units, freeing innovators to concentrate on their research activities. Using a "research bench to patient" approach attempts to ensure that every aspect of the process is shepherded by experts in each functional area, which the Company believes increases the probability of success.

Company descriptions are taken from the Company's web site. Neither Seligman nor its affiliates make any representation regarding the truth or accuracy of those descriptions.


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SELIGMAN NEW TECHNOLOGIES FUND II
--------------------------------------------------------------------------------

                                  ----------------------------------------------
                                  Headquarters: Los Angeles, CA
      Adexa, Inc.                 Founded: 1994
      --------------------------  www.adexa.com
                                  Industry/Sector: Enterprise
                                                   Business Infrastructure
                                  ----------------------------------------------

      Company Description:

            Adexa provides enterprise business planning and performance management solutions that link strategic planning, financial planning and supply chain planning.

            Adexa has at its core comprehensive planning, modeling and collaboration technologies, designed to bridge the gap between enterprise stakeholders, geographic locations, customers and supply chains. Adexa assists with the identification of strategic objectives, plans the supply chain to meet them, executes against the plan, then monitors and measures progress using hundreds of key performance indicators.

                                  ----------------------------------------------
                                  Headquarters: New York, NY
      Index Stock Imagery, Inc.   Founded: 1991
      --------------------------  www.indexstock.com
                                  Industry/Sector: Digital Enabling Technologies
                                  ----------------------------------------------

      Company Description:

            Index Stock Imagery, Inc. is a source of photographs, illustrations, and digital images. It represents professional photographers and independent still image providers and has agents in many foreign countries. Index was among the first stock agencies to begin storing and distributing images electronically. It started scanning its collection in 1992 and launched its first e-commerce site in 1994. The agency now has a large collection of commercially available images on-line.

            Index Stock Imagery is also the parent company of Photos To Go, a large source of images for small businesses and consumers. At www.photostogo.com, this division of Index provides images, prints, posters, and postcards for all types of small business and home business uses. Index also supports a leading image subscription service, WebSpice. This product includes clip art images and photographs that are all suitable for use in building Web sites and digital products.

                                  ----------------------------------------------
                                  Headquarters: San Jose, CA
      FusionOne, Inc.             Founded: 1998
      --------------------------  www.fusionone.com
                                  Industry/Sector: Wireless
                                  ----------------------------------------------

      Company Description:

            FusionOne offers a suite of premium services for mobile phone users, distributed through partnerships with wireless operators and select retailers. Leveraging its Mighty Mobile Services Platform (MMSP), FusionOne's turn-key service offerings include MightyPhone (mobile organizer), MightyBackup (automatic address book protection) and FusionOne Plus (PC Sync Service). With each offering, product name, branding, and feature sets may be changed according to the needs of the operator.

Company descriptions are taken from the Company's web site. Neither Seligman nor its affiliates make any representation regarding the truth or accuracy of those descriptions.


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

--------------------------------------------------------------------------------

                        --------------------------------

                                 PERFORMANCE AND
                               PORTFOLIO ANALYSIS

                        --------------------------------

--------------------------------------------------------------------------------

SELIGMAN NEW TECHNOLOGIES FUND II
--------------------------------------------------------------------------------

      Performance & Portfolio Analysis (3/31/05)
      --------------------------------------------------------------------------

      ------------------------
      New Technologies Fund II   Inception Date: 06/22/2000
      ------------------------

      --------------------------------------------------------------------------
      Performance data quoted herein represents past performance. Past performance is no guarantee of future results. The rate of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Total returns of the Fund as of the most recent month-end will be made available at www.seligman.com by the seventh business day following that month-end. Returns for the Fund assume the reinvestment of all dividends and distributions. Returns are calculated based on the net asset value. The fund performance figures for inception to date and average annual return since inception include a 3% maximum sales charge. The one-year and year to date figures do not. Since the funds are not open for new investments, applying sales charges to the recent performance numbers distorts the actual performance of the funds. An investment in the Fund involves investment risks, including the possible loss of principal.

      -----------------
      Portfolio Returns
      -----------------

                                                                 Goldman         Goldman
                                                   Fund           Sachs           Sachs
                                                Performance    Tech Index    Blended Index(1)
      ---------------------------------------------------------------------------------------
      Cumulative Total Return Since Inception     (78.4%)        (64.1%)         (69.8%)
      ---------------------------------------------------------------------------------------
      Average Annual Return Since Inception       (27.4%)        (19.3%)         (22.2%)
      ---------------------------------------------------------------------------------------
      One Year Total Return                         4.4%          (5.0)%          (7.0%)
      ---------------------------------------------------------------------------------------
      YTD Total Return                             (4.4)%         (8.7)%         (10.7%)
      ---------------------------------------------------------------------------------------

      --------------------------
      Sector Analysis (% of NAV)
      --------------------------

                                                     Public    Private   Total
      --------------------------------------------------------------------------
      Broadband and Fiber Optics                       0.4%      0.0%      0.3%
      --------------------------------------------------------------------------
      Digital Enabling Technologies                    4.8%     12.2%     17.0%
      --------------------------------------------------------------------------
      Enterprise Business Infrastructure              19.3%      0.9%     20.2%
      --------------------------------------------------------------------------
      Internet Business-to-Consumer                    2.1%      0.0%      2.1%
      --------------------------------------------------------------------------
      Wireless                                         1.5%      0.3%      1.9%
      --------------------------------------------------------------------------
      Other                                           50.7%      7.8%     58.5%
      --------------------------------------------------------------------------
       Total                                           78.8%     21.2%    100.0%
      --------------------------------------------------------------------------

      Top Holdings
      --------------------------------------------------------------------------

      ----------------------
      Top 10 Public Holdings
      ----------------------

      (Represents 29.9% of Net Assets)
      --------------------------------------------------------------------------
      MEMC Electronics Materials
      --------------------------------------------------------------------------
      Take-Two Interactive Software
      --------------------------------------------------------------------------
      BMC Software
      --------------------------------------------------------------------------
      Microsoft
      --------------------------------------------------------------------------
      Witness Systems
      --------------------------------------------------------------------------
      Veritas Software
      --------------------------------------------------------------------------
      Computer Associates International
      --------------------------------------------------------------------------
      Amdocs
      --------------------------------------------------------------------------
      Citrix Systems
      --------------------------------------------------------------------------
      Yahoo
      --------------------------------------------------------------------------

      -----------------------
      Top 10 Private Holdings
      -----------------------

      (Represents 21.1% of Net Assets)
      --------------------------------------------------------------------------
      Cybertrust
      --------------------------------------------------------------------------
      MarketSoft
      --------------------------------------------------------------------------
      Nextest Systems
      --------------------------------------------------------------------------
      GrandBanks Capital
      --------------------------------------------------------------------------
      Tower Gate PLC
      --------------------------------------------------------------------------
      Asia Internet Capital Ventures
      --------------------------------------------------------------------------
      GMP Companies
      --------------------------------------------------------------------------
      Adexa
      --------------------------------------------------------------------------
      Index Stock Imagery
      --------------------------------------------------------------------------
      FusionOne
      --------------------------------------------------------------------------

      ----------------------------------------------
      Venture Capital Advance/Decline Information(2)
      ----------------------------------------------

      Since 12/31/04                                                    # of Cos
      --------------------------------------------------------------------------
      Advancing Issues                                                      3
      Declining Issues                                                      7
      --------------------------------------------------------------------------

      --------------------------------------------------------------------------
      Active Investments(3)                                                18
      --------------------------------------------------------------------------

      ----------------------------------------
      Venture Capital Private Funding Analysis
      ----------------------------------------

                                                           Percent of Net Assets
      --------------------------------------------------------------------------
      Private Securities                                             21.2%
           Private Securities Funded to Break-Even(5)                19.7%
           Private Securities Subject to Financing Risk(6)            1.5%
      --------------------------------------------------------------------------
      Average Months Remaining Cash for Operations
      (for Private Securities Subject to Financing Risk)              5.6
      --------------------------------------------------------------------------


      --------------------------------
      Venture Capital Liquidity Events
      --------------------------------

      Completed IPOs Since Inception                                        3
      --------------------------------------------------------------------------
      Companies Acquired by
      Third Party Since Inception                                          16
      --------------------------------------------------------------------------
      Companies Currently in
      SEC Registration                                                      0
      --------------------------------------------------------------------------
      Total Private Investments
      Since Inception                                                      44
      --------------------------------------------------------------------------

      --------------------------------------------------------------------------
      Failed Investments(4)                                                11
      --------------------------------------------------------------------------

See footnotes on page 12. This page and the information contained herein cannot be reviewed, discussed or shown unless accompanied by the footnotes contained on page 12 of this Quarterly Booklet.


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SELIGMAN NEW TECHNOLOGIES FUND II
--------------------------------------------------------------------------------

      Footnotes
      --------------------------------------------------------------------------

      The Seligman New Technologies Fund II is a closed-end fund and shareholders are not able to redeem their shares on a daily basis.

      The Portfolio holdings are subject to change.

      The Fund invests primarily in the stock of technology companies, including private companies typically not available to the general public. This venture capital investing is highly speculative. Additionally, such stocks may be subject to increased government regulation and offer limited liquidity. Investments concentrated in one economic sector, such as technology, may be subject to greater price fluctuations than a portfolio of diversified investments. The stocks of smaller companies may be subject to above-average market price fluctuations. Please consult the Fund's prospectus for more information about risk.

      Investors cannot invest directly in unmanaged indices, such as the Goldman Sachs Technology Index. Returns for the Goldman Sachs Technology Index assume the reinvestment of any distributions and do not include sales charges. The Goldman Sachs Technology Index reflects the performance of publicly traded companies only.

      (1) The Goldman Sachs "Blended" Index is an index created by J. & W. Seligman & Co. Incorporated ("Seligman"), the Funds' manager, using four of the six sub-indices within the Goldman Sachs Technology Index. The Blended Index consists of a twenty-five percent equal weighting in the following Goldman Sachs Technology Index sub-indices: Goldman Sachs Software Index (Symbol: GSO); Goldman Sachs Internet Index (Symbol: GIN); Goldman Sachs Multimedia Networking Index (Symbol: GIP); and Goldman Sachs Semiconductor Index (Symbol: GSM). The Manager selected these four sub-indices because, in its view, they better represent the sectors within the technology industry in which the Funds primarily invest. The Funds' holdings, however, are not evenly weighted among these four sectors, and the weightings of the holdings of either or both Funds may differ significantly among these sectors. Material investments have been and may be made outside these sectors. The Funds are actively managed and their holdings are subject to change.

      (2) An advancing issue is a company whose valuation has increased since the last reporting period for reasons including, but not limited to, new rounds of financing, revised financial projections, exchange rate fluctuations and exceeding performance expectations. Similarly, a declining issue is one whose valuation has decreased since the last reporting period.

      (3) Includes companies that are funded to break-even (see footnote 5), not funded to break-even (see footnote 6), failed investments that have not declared bankruptcy (see footnote 4), fund of fund investments, and public holdings originated from private investments.

      (4) Includes those companies that have filed for bankruptcy and those companies that Seligman believes will imminently file for bankruptcy or have reduced their operations to the extent that there can be no meaningful business going forward.

      (5) Seligman evaluates each private company in the portfolio and determines whether, in its view, a company may reach break-even/profitability with existing capital. If a company is classified as "Funded to Break-Even" it means that it is able, in the opinion of Seligman, to fund its operations without additional outside financing. That determination may differ significantly from the view of the company itself and from actual results. There can be no assurances that such companies will actually break-even or remain or become profitable.

      (6) Those companies that, in the opinion of the Seligman, do not currently have sufficient capital to reach break-even.

      This material is authorized for use only in the case of a prior or concurrent delivery of the offering prospectus for Seligman New Technologies Fund II. Prospectuses contain more complete information, including expenses, fees, and additional risks. The Fund is closed to new investment. For the most recent available performance of the Fund, please contact your financial advisor or call Seligman Advisors, Inc. at 800-221-2783.


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

--------------------------------------------------------------------------------

                        --------------------------------

                                INVESTMENT GROUP

                        --------------------------------

--------------------------------------------------------------------------------

SELIGMAN NEW TECHNOLOGIES FUND II
--------------------------------------------------------------------------------

      [PHOTO]

      Richard M. Parower, CFA

      Managing Director (New York)

      Joined Seligman: 2000

      Investment/Industry Experience: 10 years

      Co-Portfolio Manager for Seligman New Technologies Fund and Seligman New Technologies Fund II and Seligman New Technologies Venture Fund and Seligman New Technologies Venture Fund II. Also manages Seligman Global Technology Fund.

      Prior Experience:

      Senior Analyst covering Global IT at Citibank Global Asset Management. Senior Analyst with Montgomery Asset Management. Securities Analyst with GT Capital Management and Cowen Asset Management.

      Education:

      BA (Economics) - Washington University; MBA (Finance/International Business) - Columbia

      Public Industry Coverage:

      Software (Applications & Security), Technology Services

      --------------------------------------------------------------------------

      [PHOTO]

      Reema D. Shah

      Managing Director (California)

      Joined Seligman: 2000

      Investment/Industry Experience: 8 years

      Co-Portfolio Manager for Seligman New Technologies Fund and Seligman New Technologies Fund II and Seligman New Technologies Venture Fund and Seligman New Technologies Venture Fund II.

      Prior Experience:

      Senior Research Analyst covering data/transaction processing at Credit Suisse First Boston. Software Research Analyst/E-Commerce Applications and Tools with DLJ Technology Group. Investment Analyst Intern at Fayez Sarofim & Co. Technology Equity Research Associate with Morgan Stanley.

      Education:

      BA (Psychology) and BS (Finance) magna cum laude - University of Pennsylvania/Wharton; MBA - Northwestern/Kellogg

      Public Industry Coverage:

      Software

      --------------------------------------------------------------------------

      [PHOTO]

      Lauren Wu

      Senior Vice President/ Head of Venture Capital Investment (California)

      Joined Seligman: 2001

      Investment Experience: 6 years

      Co-Portfolio Manager for Seligman New Technologies Fund and Seligman New Technologies Fund II and Seligman New Technologies Venture Fund and Seligman New Technologies Venture Fund II.

      Prior Experience:

      Associate, Wasserstein Ventures. Associate, Financial Sponsors Investment Banking at Merrill Lynch. Business Analyst at McKinsey & Co.

      Education:

      BS (Industrial Engineering Wilson Medal Scholar) - University of Toronto; MBA (Financial Management) - MIT/Sloan

      Private Industry Coverage:

      Generalist

      Public Industry Coverage:

      Media

      --------------------------------------------------------------------------

      [PHOTO]

      Vishal Saluja

      Managing Director (California)

      Joined Seligman: 2000

      Investment/Industry

      Experience: 12 years

      Prior Experience:

      Vice President, focusing on late-stage venture capital technology investments, Franklin Templeton Group. Engagement Manager focusing on financial services industry at McKinsey & Co.

      Education:

      BS (Finance) summa cum laude / BAS (Applied Science) - University of Pennsylvania/Wharton and School of Engineering; MBA - Stanford

      Private Industry Coverage:

      Networking, Wireline Equipment

      Public Industry Coverage:

      Electronic Design Software, Semiconductors (Communications ICs), Medical Devices, Diagnostics, Life Science Tools


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SELIGMAN NEW TECHNOLOGIES FUND II
--------------------------------------------------------------------------------

      [PHOTO]

      Ajay Diwan

      Senior Vice President (California)

      Joined Seligman: 2001

      Investment Experience: 14 years

      Prior Experience:

      Senior analyst covering data networking, optical, and wireless industries at Goldman Sachs; analyst covering data networking at PaineWebber.

      Education:

      BS (Electrical Engineering and Applied Physics) - Case Western Reserve; MBA (Finance) - Columbia

      Private Industry Coverage:

      Networking, Wireline Equipment, Data Storage

      Public Industry Coverage:

      Networking, Wireless and Wireline Equipment, Data Storage, IT Services/ Data Processing

      --------------------------------------------------------------------------

      [PHOTO]

      Sangeeth Peruri

      Vice President (California)

      Joined Seligman: 2000

      Investment Experience: 4 years

      Prior Experience:

      Analyst, Technology Investment Banking group at Morgan Stanley.

      Education:

      BA (Economics) Phi Beta Kappa - Brown. Rotary Scholarship, Henry Martyn Institute in Hyderabad, India.

      Private Industry Coverage:

      Semiconductors, Computers and Peripherals, Networking, Wireline Equipment

      Public Industry Coverage:

      Semiconductors, Connectors, Electronic Distribution, Contract Manufacturing Services


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